AMENDMENT NO. 1 AND CONSENT TO FIRST AMENDED & RESTATED CREDIT AGREEMENT

This Amendment No. 1 and Consent to First Amended & Restated Credit Agreement (this “Amendment”), dated as of December 1, 2014, is by and among Williams Partners L.P., a Delaware limited partnership (“WPZ”), Northwest Pipeline LLC, a Delaware limited liability company (“NWP”), Transcontinental Gas Pipe Line Company, LLC, a Delaware limited liability company (“TGPL”, and together with WPZ and TGPL, the “Borrowers”, the Lenders party hereto, and Citibank, N.A., as administrative agent for the Lenders (the “Administrative Agent”).

WHEREAS, the Borrowers, the Lenders, the Administrative Agent and the Issuing Banks are parties to that certain First Amended and Restated Credit Agreement dated as of July 31, 2013 (the “Credit Agreement”; the capitalized terms of which are used herein unless otherwise defined herein);

WHEREAS, Access Midstream Partners, L.P. (“Access”), Access Midstream Partners GP, L.L.C., VHMS LLC, WPZ and Williams Partners GP LLC have entered into an Agreement and Plan of Merger, dated as of October 24, 2014 (as amended, modified or otherwise supplemented, the “Merger Agreement”; the transactions contemplated by the Merger Agreement and each other transaction related thereto, collectively, the “Merger”);

WHEREAS, Access shall be the surviving entity of the Merger (the “Permitted Successor”);

WHEREAS, after consummation of the Merger (the date of such consummation, the “Merger Closing Date”), the Permitted Successor will be renamed Williams Partners L.P. (“Post-Transaction WPZ”);

WHEREAS, Access is party to a secured revolving credit agreement (the “Existing ACMP Credit Agreement”) and has issued senior unsecured notes (the “Existing ACMP Notes”);

WHEREAS, at the request of the Borrowers, the Required Lenders have agreed to amend the Credit Agreement and provide certain consents under the Credit Agreement in respect of the Merger as provided for herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Consent to the Credit Agreement.

The Required Lenders agree, notwithstanding any term or provision in the Credit Agreement or any other Loan Document, as follows, so long as (x) the Existing ACMP Credit Agreement has been terminated (or will be terminated on the Merger Closing Date), all obligations thereunder have been (or will be on the Merger Closing Date) satisfied in full (other than any letters of credit deemed to be issued under the Credit Agreement on the Merger Closing Date and any contingent expense reimbursement, indemnification and similar obligations that survive the repayment in full of the obligations), and arrangements have been made for the substantially concurrent release of all liens thereunder, (y) each of the guarantees of the indebtedness under the ACMP Notes has been terminated (or will be terminated on the Merger Closing Date) and (z) the Administrative Agent shall have received a duly executed acknowledgement of the Permitted Successor in substantially the form of Exhibit A hereto on the Merger Closing Date:

(a) The Merger is expressly permitted under the Credit Agreement and each other Loan Document without any further action, waiver, consent or agreement by the Administrative Agent, the Arrangers, any other agent or any Lender from time to time party hereto; provided that, for the avoidance of doubt, the Borrowers shall be required to comply with Section 6.07 of the Credit Agreement, notwithstanding the consent specified in this Section 1(a).

(b) Liens under the Existing ACMP Credit Agreement that are released on the Merger Closing Date shall not constitute Liens for purposes of the Credit Agreement or any other Loan Document, it being understood that Post-Transaction WPZ shall use commercially reasonable efforts to cause to be made all filings reasonably required to evidence such terminations.

(c) For the avoidance of doubt, publicly available filings in respect of guaranties under the Existing ACMP Notes that are released on the Closing Date shall not constitute guarantees for purposes of Section 5.09 of the Credit Agreement or any other provision in the Credit Agreement or any other Loan Document, it being understood that Post-Transaction WPZ shall use commercially reasonable efforts to cause to be made all filings reasonably required to evidence such terminations.

(d) The Merger shall constitute a Specified Acquisition.

Section 2. Amendments to Credit Agreement. As of the Merger Closing Date and upon delivery of an Acknowledgement substantially in the form of Exhibit A hereto, the Credit Agreement shall be deemed amended as follows:

(a) The definition of “Partnership Agreement” in Section 1.01 is amended to read as follows:

“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of Access Midstream Partners, L.P. (f/k/a Chesapeake Midstream Partners, L.P.), dated as of August 3, 2010, as amended pursuant to Amendment No. 1, dated as of July 24, 2012, as amended pursuant to Amendment No. 2, dated as of December 20, 2012, as further modified from time to time.

(b) The definition of “Senior Notes” in Section 1.01 is amended to read as follows:

“Senior Notes” means all senior notes issued by WPZ constituting Material Indebtedness.

Section 3. Conditions to Effectiveness. This Amendment shall become effective (the “Effective Date”) when the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers and the Required Lenders.

Section 4. Representations and Warranties. Each Borrower hereby represents and warrants that, as of the Effective Date that:

(a) This Amendment has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The execution, delivery and performance by such Borrower of this Amendment do not contravene (i) such Borrower’s organizational documents or (ii) any material law or any restriction under any material agreement binding on such Borrower and will not result in or require the creation or imposition of any Lien prohibited by the Credit Agreement.

Section 5. Effect of Loan Document.

(a) The Credit Agreement and the Loan Documents remain in full force and effect, as amended hereby, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents, as amended, however denominated. After the Effective Date, any reference to the Credit Agreement in any Loan Document shall be a reference to the Credit Agreement, as amended by this Amendment.

(b) This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations and warranties under this Amendment may be a Default or Event of Default under other Loan Documents as provided therein.

Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile or electronic transmission (i.e., pdf) of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

WILLIAMS PARTNERS L.P.
by: Williams Partners GP LLC, its General Partner
By:       /s/ Peter S. Burgess
Name:  Peter S. Burgess
Title:    Treasurer
NORTHWEST PIPELINE LLC
By:      /s/ Peter S. Burgess
Name:  Peter S. Burgess
Title:    Treasurer
TRANSCONTINENTAL GAS PIPE LINE COMPANY, LLC
By:      /s/ Peter S. Burgess
Name:  Peter S. Burgess
Title:    Treasurer

CITIBANK, N.A.,
Individually and as Administrative Agent and as Issuing Bank
By: /s/ Lisa Huang
Name: Lisa Huang
Title: Vice President

BARCLAYS BANK PLC,
Individually and as an Issuing Bank
By: /s/ May Huang
Name: May Huang
Title: Assistant Vice President

JPMORGAN CHASE BANK, N.A,
Individually and as an Issuing Bank
By: /s/ Muhammad Hasan
Name: Muhammad Hasan
Title: Vice President

THE BANK OF NOVA SCOTIA,
Individually and as an Issuing Bank
By: /s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

THE ROYAL BANK OF SCOTLAND PLC,
Individually and as an Issuing Bank
By: /s/ Brian Smith
Name: Brian Smith
Title: Authorized Signatory

WELLS FARGO BANK, N.A,
Individually and as an Issuing Bank
By: /s/ Larry Robinson
Name: Larry Robinson
Title: Managing Director

BANK OF AMERICA, N.A,
By: /s/ Ronald E.
McKaig
Name: Ronald E. McKaig
Title: Managing
Director

USB AG, STAMFORD BRANCH
By: /s/ Lana Gifas
Name: Lana Gifas
Title: Treasurer
By: /s/ Jennifer
Anderson
Name: Jennifer Anderson
Title: Associate
Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
Individually and as an Issuing Bank
By: /s/ Page Dillehunt
Name: Page Dillehunt
Title: Managing Director
By: /s/ Michael Willis
Name: Michael Willis
Title: Managing Director

ROYAL BANK OF CANADA, as Lender
By: /s/ Mark Lumpkin, Jr.
Name: Mark Lumpkin, Jr.
Title: Authorized Signatory

COMPASS BANK, as Lender
By: /s/ Kathleen J. Bowen
Name: Kathleen J. Bowen
Title: Senior Vice
President

US BANK NATIONAL ASSOCIATION, as Lender
By: /s/ John Prigge
Name: John Prigge
Title: Vice President

TORONTO DOMINION (NEW YORK) LLC
By: /s/ Masood Fikree
Name: Masood Fikree
Title: Authorized Signatory

DNB BANK ASA, GRAND CAYMAN BRANCH
By: /s/ BjÆrn E.
Hammerstad
Name: BjÆrn E. Hammerstad
Title: Senior Vice President
By: /s/ Stian Lovseth
Name: Stian Lovseth
Title: First Vice President

MIZUHO BANK, LTD
Individually and as an Issuing Bank
By: /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

BOKF, N.A.
By: /s/ J. Nick
Cooper
Name: J. Nick Cooper
Title: V. P.

CREDIT SUISSE AG, Cayman Islands Branch
By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory
By: /s/ Samuel Miller
Name: Samuel Miller
Title: Authorized Signatory

BANK OF TOKYO-MITSUBISHI UFJ, LTD
By: /s/ Todd Vaubel
Name: Todd Vaubel
Title: VP

DEUTSCHE BANK AG NEW YORK BRANCH
By: /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President
By: /s/ Andreas Bubenzer-Paim
Name: Andreas Bubenzer-Paim
Title: Director

MORGAN STANLEY BANK, N.A.
By: /s/ Michael King
Name: Michael King
Title: Authorized
Signatory

SUMITOMO MITSUI BANKING CORPORATION
By: /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director
EXHIBIT A
FORM OF ACKNOWLEDGMENT

This ACKNOWLEDGEMENT (this “Acknowledgment”), dated as of [ ], is made by Access Midstream Partners, L.P., a Delaware limited partnership (as its name may change from time to time, the “Permitted Successor”). All capitalized terms not defined herein shall have the meaning ascribed to them in the Amendment (as defined below), as applicable.

WHEREAS, Williams Partners L.P., a Delaware limited partnership (“Williams Partners”), Northwest Pipeline LLC, a Delaware limited liability company (“NWP”), Transcontinental Gas Pipe Line Company, LLC, a Delaware limited liability company (“TGPL”, and together with Williams Partners and TGPL, the “Borrowers”), the Lenders from time to time party thereto, and Citibank, N.A., as Administrative Agent (the “Administrative Agent”) are party to (i) a First Amended and Restated Credit Agreement, dated as of July 31, 2013 (as amended, supplemented and otherwise modified, the “Credit Agreement”) and (ii) an Amendment No. 1 and Consent, dated December 1, 2014, by and among the Borrowers, the Lenders party thereto and the Administrative Agent (the “Amendment”);

WHEREAS, the Required Lenders have consented to the Merger on the terms and conditions as specified in the Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Permitted Successor hereby acknowledges and agrees as follows:

AGREEMENT

Section 1. Acknowledgment.

(a) The Permitted Successor hereby (i) acknowledges that, as the survivor of the Merger, the principal owing under, and any premium and interest owing under, and the performance or observance of every covenant of WPZ in, the Credit Agreement to be performed or observed on the terms and subject to the conditions set forth in the Credit Agreement are, in each case, obligations of the Permitted Successor and (ii) expressly assumes all obligations of Williams Partners under the Credit Agreement and the other Loan Documents. Further, the Permitted Successor hereby confirms and agrees that the Loan Documents are, and shall continue, on and after the effectiveness of this Acknowledgement, to be, in full force and effect in accordance with their respective terms and are, effective as of the effectiveness of this Acknowledgement, ratified and confirmed by the Permitted Successor in all respects.

(b) Williams Partners shall cease to be a “Borrower” for all purposes of the Credit Agreement and the other Loan Documents, and the Permitted Successor shall be a “Borrower” thereunder for all purposes. The Permitted Successor hereby confirms its acceptance of, and consents to, all covenants, representations and warranties, indemnities, and other terms and provisions of the Credit Agreement and the other Loan Documents.

(c) From and after the date hereof, all references in the Credit Agreement and the other Loan Documents to a “Borrower” or to “WPZ” shall, in each case, mean a reference to the Permitted Successor in its capacity as a “Borrower.”

Section 2. Effect of Loan Document.

(a) The Credit Agreement and the Loan Documents remain in full force and effect, and nothing herein shall act as a waiver of any of the Administrative Agent’s, Lenders’ or Issuing Banks’ rights under the Loan Documents, however denominated.

(b) This Acknowledgment is a Loan Document for the purposes of the provisions of the other Loan Documents.

Section 3. Governing Law. This Acknowledgement shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

Section 4. Representations and Warranties of the Permitted Successor. The Permitted Successor hereby represents and warrants, as of the Merger Closing Date, as follows:

(a) The execution and delivery of this Acknowledgement, and the performance of the transactions contemplated by this Acknowledgement and by the Credit Agreement, as modified by this Acknowledgement, are within the powers of the Permitted Successor, have been duly authorized by all necessary applicable action of each, and do not contravene (i) the organizational documents of the Permitted Successor or (ii) any law or any contractual restriction under any material agreement binding on or affecting the Permitted Successor and will not result in or require the creation or imposition of any Lien prohibited by the Credit Agreement.

(b) No material authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Permitted Successor of this Acknowledgment, or for the consummation of transactions contemplated by the Credit Agreement, as modified hereby.

(c) This Acknowledgement has been duly executed and delivered by the Permitted Successor, and without limitation to the other provisions hereof, the Loan Documents constitute the legal, valid and binding obligations of the Permitted Successor, enforceable against the Permitted Successor in accordance with their respective terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 5. Counterparts. This Acknowledgment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Transmission by facsimile or electronic transmission (i.e., pdf) of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

ACCESS MIDSTREAM PARTNERS, L.P., a Delaware limited partnership by: Access Midstream Partners GP, L.L.C., a Delaware limited liability company

By:
Name:
Title: